Office Properties Income Trust Exhibit 99.2 Tenant: WestRock Company 501 South 5th Street, Richmond, VA One Building, Square Feet: 310,950 Second Quarter 2020 Supplemental Operating and Financial Data All amounts in this report are unaudited.

TABLE OF CONTENTS CORPORATE INFORMATION PAGE Company Profile... 4 Investor Information ... 5 Research Coverage ... 6 FINANCIALS Key Financial Data ... 8 TABLE OF CONTENTS TABLE Condensed Consolidated Balance Sheets............................................................................................................................................................................................... 9 Condensed Consolidated Statements of Income (Loss).......................................................................................................................................................................... 10 Debt Summary ... 12 Debt Maturity Schedule... 13 Leverage Ratios, Coverage Ratios and Public Debt Covenants.............................................................................................................................................................. 14 Capital Expenditures Summary... 15 Property Acquisitions and Dispositions Information Since January 1, 2020............................................................................................................................................. 16 Investments in Unconsolidated Joint Ventures ........................................................................................................................................................................................ 17 Calculation and Reconciliation of Property NOI and Property Cash Basis NOI....................................................................................................................................... 18 Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI .................................................................................................................. 19 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre .................................................................................................................................................................... 20 Calculation of FFO, Normalized FFO and CAD ....................................................................................................................................................................................... 21 PORTFOLIO INFORMATION Summary Same Property Results... 23 Occupancy and Leasing Summary ... 24 Tenant Diversity and Credit Characteristics ............................................................................................................................................................................................. 25 Tenants Representing 1% or More of Total Annualized Rental Income ................................................................................................................................................... 26 Lease Expiration Schedule ... 27 NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS..................................................................................................................................................................... 28 WARNING CONCERNING FORWARD-LOOKING STATEMENTS.......................................................................................................................................................................... 30 Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document. Office Properties Income Trust 2 Supplemental Operating and Financial Data, June 30, 2020

CORPORATE INFORMATION Tenant: Bank of America Corporation 16001 North Dallas Parkway, Addison, TX Two Buildings, Square Feet: 553,799 Office Properties Income Trust Supplemental Operating and Financial Data, June 30, 2020

COMPANY PROFILE The Company: Corporate Headquarters: Office Properties Income Trust, or OPI, we, our, or us, is a real estate investment trust, or REIT, focused on owning, operating Two Newton Place and leasing properties primarily leased to single tenants and those with high credit quality characteristics like government entities. 255 Washington Street, Suite 300 The majority of our properties are office buildings. OPI is a component of 57 market indices and it comprises more than 1% of Newton, MA 02458-1634 the following indices as of June 30, 2020: BI North America Office REIT Valuation Peers (BROFFRTV), Invesco KBW Premium (617) 219-1440 Yield Equity REIT ETF INAV Index (KBWYIV), Invesco S&P SmallCap High Dividend Low Volatility ETF INAV Index (XSHDIV) and Bloomberg Reit Office Property Index (BBREOFPY). Stock Exchange Listing: COMPANY PROFILE COMPANY Nasdaq Trading Symbols: Common Shares: OPI Senior Unsecured Notes due 2046: OPINI Senior Unsecured Notes due 2050: OPINL Management: OPI is managed by The RMR Group LLC, or RMR LLC, the majority owned operating subsidiary of The RMR Group Inc. (Nasdaq: Issuer Ratings: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and Moody’s: Baa3 related businesses. RMR primarily provides management services to four publicly traded equity REITs and three real estate S&P Global: BBB- related operating businesses. In addition to managing OPI, RMR manages Diversified Healthcare Trust, a REIT that owns high- quality, private-pay healthcare properties like medical office and life science properties, senior living communities and wellness centers, Industrial Logistics Properties Trust, a REIT that owns industrial and logistics properties, and Service Properties Trust, Key Data (As of and For the a REIT that owns a diverse portfolio of hotels and net lease service and necessity-based retail properties. RMR also provides Quarter Ended June 30, 2020): management services to Five Star Senior Living Inc., a publicly traded operator of senior living communities, Sonesta International (dollars and sq. ft. in thousands) Hotels Corporation, a privately owned operator and franchisor of hotels and cruise boats, and TravelCenters of America Inc., a Total properties (1) 184 publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System, standalone truck service Total sq. ft. (1) 24,909 facilities and restaurants. RMR also advises RMR Mortgage Trust (formerly known as RMR Real Estate Income Fund), which is (1) in the process of converting from a registered investment company to a publicly traded mortgage REIT, and Tremont Mortgage Percent leased 91.7% Trust, a publicly traded mortgage REIT, both of which will focus on originating and investing in floating rate first mortgage whole Q2 2020 rental income $ 145,603 loans, secured by middle market and transitional commercial real estate, through wholly owned Securities and Exchange Q2 2020 net income $ 1,299 Commission, or SEC, registered investment advisory subsidiaries. As of June 30, 2020, RMR had $32.0 billion of real estate Q2 2020 Normalized FFO $ 67,197 assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 2,100 properties and nearly 45,000 employees. We believe that being managed by RMR is a competitive advantage for OPI Q2 2020 CAD $ 45,543 because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self managed. (1) Excludes three properties owned by two unconsolidated joint ventures. Office Properties Income Trust 4 Supplemental Operating and Financial Data, June 30, 2020

INVESTOR INFORMATION Board of Trustees Donna D. Fraiche Barbara D. Gilmore John L. Harrington Independent Trustee Independent Trustee Independent Trustee William A. Lamkin Elena B. Poptodorova Jeffrey P. Somers Independent Trustee Lead Independent Trustee Independent Trustee David M. Blackman Adam D. Portnoy INVESTOR INFORMATION INVESTOR Managing Trustee Chair of the Board & Managing Trustee Executive Officers David M. Blackman Matthew C. Brown Christopher J. Bilotto President and Chief Executive Officer Chief Financial Officer and Treasurer Vice President and Chief Operating Officer Contact Information Investor Relations Inquiries Office Properties Income Trust Financial inquiries should be directed to Matthew C. Brown, Two Newton Place Chief Financial Officer and Treasurer, 255 Washington Street, Suite 300 at (617) 219-1440 Newton, MA 02458-1634 or mbrown@opireit.com (617) 219-1410 info@opireit.com Investor and media inquiries should be directed to www.opireit.com Olivia Snyder, Manager, Investor Relations, at (617) 219-1410 or osnyder@opireit.com Office Properties Income Trust 5 Supplemental Operating and Financial Data, June 30, 2020

RESEARCH COVERAGE Equity Research Coverage B. Riley FBR BofA Securities Bryan Maher James Feldman bmaher@brileyfbr.com James.Feldman@baml.com (646) 885-5423 (646) 855-5808 JMP Securities Mizuho Securities Aaron Hecht Omotayo Okusanya RESEARCH COVERAGE ahecht@jmpsecurities.com Omotayo.Okusanya@mizuhogroup.com (415) 835-3963 (646) 949-9672 Morgan Stanley RBC Capital Markets Vikram Malhotra Michael Carroll vikram.malhotra@morganstanley.com Michael.Carroll@rbccm.com (212) 761-7064 (440) 715-2649 Rating Agencies Moody’s Investors Service S&P Global Lori Marks Nicolas Villa Lori.marks@moodys.com nicolas.villa@spglobal.com (212) 553-0376 (212) 438-1534 OPI is followed by the analysts and its credit is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding OPI’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of OPI or its management. OPI does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies. Office Properties Income Trust 6 Supplemental Operating and Financial Data, June 30, 2020

FINANCIALS Tenant: U.S. Government 20 Massachusetts Avenue, Washington, DC Office Properties Income Trust One Building, Square Feet: 340,119 Supplemental Operating and Financial Data, June 30, 2020

KEY FINANCIAL DATA (dollars in thousands, except per share data) As of and for the Three Months Ended 6/30/2020 3/31/2020 12/31/2019 9/30/2019 6/30/2019 Selected Balance Sheet Data: Total gross assets $ 4,400,379 $ 4,431,934 $ 4,580,792 $ 4,735,814 $ 5,198,382 Total assets $ 3,977,663 $ 4,028,705 $ 4,193,136 $ 4,360,249 $ 4,804,322 Total liabilities $ 2,311,233 $ 2,338,331 $ 2,487,382 $ 2,693,636 $ 3,107,836 Total shareholders' equity $ 1,666,430 $ 1,690,374 $ 1,705,754 $ 1,666,613 $ 1,696,486 KEY FINANCIAL DATA FINANCIAL KEY Selected Income Statement Data: Rental income $ 145,603 $ 149,885 $ 160,184 $ 167,411 $ 176,032 Net income (loss) $ 1,299 $ 10,840 $ 65,029 $ (3,939) $ (64,774) Property NOI $ 98,834 $ 100,186 $ 103,158 $ 108,693 $ 120,723 Adjusted EBITDAre $ 92,883 $ 94,213 $ 96,513 $ 102,886 $ 114,897 FFO $ 66,640 $ 64,268 $ 66,443 $ 69,455 $ 79,081 Normalized FFO $ 67,197 $ 67,550 $ 66,443 $ 69,739 $ 79,250 CAD $ 45,543 $ 47,366 $ 39,744 $ 38,624 $ 56,719 Rolling four quarter CAD (1) $ 171,277 $ 182,453 $ 188,606 N/A N/A Per Common Share Data (basic and diluted): Net income (loss) $ 0.03 $ 0.23 $ 1.35 $ (0.08) $ (1.35) FFO $ 1.39 $ 1.34 $ 1.38 $ 1.44 $ 1.65 Normalized FFO $ 1.40 $ 1.40 $ 1.38 $ 1.45 $ 1.65 CAD $ 0.95 $ 0.98 $ 0.83 $ 0.80 $ 1.18 Rolling four quarter CAD (1) $ 3.56 $ 3.79 $ 3.92 N/A N/A Dividends: Annualized dividends paid per share during the period $ 2.20 $ 2.20 $ 2.20 $ 2.20 $ 2.20 Annualized dividend yield (at end of period) 8.5% 8.1% 6.8% 7.2% 8.4% Normalized FFO payout ratio 39.3% 39.3% 39.9% 37.9% 33.3% CAD payout ratio 57.9% 56.1% 66.3% 68.8% 46.6% Rolling four quarter CAD payout ratio (1) 61.8% 58.0% 56.1% N/A N/A (1) Rolling four quarter CAD data prior to December 31, 2019 does not include a full four quarters of operations of the properties acquired as part of our acquisition of Select Income REIT, or SIR, on December 31, 2018 in a merger transaction, or the Merger, and therefore is not comparable. Office Properties Income Trust 8 Supplemental Operating and Financial Data, June 30, 2020

CONDENSED CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) June 30, December 31, 2020 2019 ASSETS Real estate properties: Land $ 843,418 $ 840,550 Buildings and improvements 2,691,482 2,652,681 Total real estate properties, gross 3,534,900 3,493,231 Accumulated depreciation (422,716) (387,656) Total real estate properties, net 3,112,184 3,105,575 Assets of properties held for sale — 70,877 Investments in unconsolidated joint ventures 39,067 39,756 Acquired real estate leases, net 645,589 732,382 Cash and cash equivalents 24,485 93,744 Restricted cash 5,616 6,952 Rents receivable 95,005 83,556 Deferred leasing costs, net 45,029 40,107 Other assets, net 10,688 20,187 Total assets $ 3,977,663 $ 4,193,136 LIABILITIES AND SHAREHOLDERS’ EQUITY Unsecured revolving credit facility $ 200,000 $ — Senior unsecured notes, net 1,766,387 2,017,379 Mortgage notes payable, net 210,539 309,946 Liabilities of properties held for sale — 14,693 Accounts payable and other liabilities 115,593 125,048 Due to related persons 6,856 7,141 Assumed real estate lease obligations, net 11,858 13,175 Total liabilities 2,311,233 2,487,382 CONDENSED CONSOLIDATED BALANCE SHEETS CONDENSED CONSOLIDATED Commitments and contingencies Shareholders’ equity: Common shares of beneficial interest, $.01 par value: 200,000,000 shares authorized, 48,227,800 and 48,201,941 shares issued and outstanding, respectively 482 482 Additional paid in capital 2,613,868 2,612,425 Cumulative net income 189,356 177,217 Cumulative other comprehensive loss (85) (200) Cumulative common distributions (1,137,191) (1,084,170) Total shareholders’ equity 1,666,430 1,705,754 Total liabilities and shareholders’ equity $ 3,977,663 $ 4,193,136 Office Properties Income Trust 9 Supplemental Operating and Financial Data, June 30, 2020

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (amounts in thousands, except per share data) Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 Rental income $ 145,603 $ 176,032 $ 295,488 $ 350,809 Expenses: Real estate taxes 15,781 18,147 32,588 36,539 Utility expenses 5,201 7,470 12,213 16,851 Other operating expenses 25,787 29,692 51,667 59,828 Depreciation and amortization 64,170 73,913 127,113 151,434 Loss on impairment of real estate (1) — 2,380 — 5,584 Acquisition and transaction related costs (2) — 98 — 682 General and administrative 7,204 8,744 14,313 17,467 Total expenses 118,143 140,444 237,894 288,385 Gain (loss) on sale of real estate (3) 66 (17) 10,822 22,075 Dividend income — 980 — 1,960 Loss on equity securities (4) — (66,135) — (44,007) Interest and other income 30 241 736 489 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $2,402, $2,863, $4,685 and $5,704, respectively) (25,205) (35,348) (52,364) (72,481) Loss on early extinguishment of debt (5) (557) (71) (3,839) (485) Income (loss) before income tax (expense) benefit and equity in net losses of investees 1,794 (64,762) 12,949 (30,025) Income tax (expense) benefit (235) 130 (274) (353) Equity in net losses of investees (260) (142) (536) (377) Net income (loss) $ 1,299 $ (64,774) $ 12,139 $ (30,755) Weighted average common shares outstanding (basic and diluted) 48,106 48,049 48,101 48,040 Per common share amounts (basic and diluted): Net income (loss) $ 0.03 $ (1.35) $ 0.25 $ (0.64) Additional Data: General and administrative expenses / total assets (at end of period) 0.18% 0.18% 0.36% 0.36% Non-cash straight line rent adjustments included in rental income $ 3,468 $ 5,667 $ 9,051 $ 12,461 Lease value amortization included in rental income $ (1,405) $ (1,446) $ (2,837) $ (2,593) Lease termination fees included in rental income $ 3 $ 8,867 $ 6 $ 9,161 Non-cash amortization included in other operating expenses (6) $ 121 $ 121 $ 242 $ 242 CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) STATEMENTS CONDENSED CONSOLIDATED Non-cash amortization included in general and administrative expenses (6) $ 151 $ 151 $ 302 $ 302 See accompanying notes on the following page. Office Properties Income Trust 10 Supplemental Operating and Financial Data, June 30, 2020

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (CONTINUED) (dollars in thousands) (1) Loss on impairment of real estate for the three months ended June 30, 2019 includes an adjustment of $2,380 to reduce the carrying value of one property to its estimated fair value less costs to sell. Loss on impairment of real estate for the six months ended June 30, 2019 also includes an adjustment of $2,757 to reduce the carrying value of one property to its estimated fair value less costs to sell and a $447 loss on impairment of real estate related to the sale of a portfolio of 34 properties during the three months ended March 31, 2019. (2) Acquisition and transaction related costs for the three and six months ended June 30, 2019 consist of post-merger activity costs incurred in connection with the Merger and other related transactions. (3) Gain on sale of real estate for the six months ended June 30, 2020 represents a $10,822 net gain on the sale of six properties. Gain on sale of real estate for the six months ended June 30, 2019 represents a $22,075 gain on the sale of one property. (4) Loss on equity securities for the three and six months ended June 30, 2019 represents an unrealized loss to adjust the carrying value of our former investment in The RMR Group Inc., or RMR Inc., common stock to its fair value as of June 30, 2019. On July 1, 2019, we sold our investment in RMR Inc. common stock. (5) Loss on early extinguishment of debt for the three and six months ended June 30, 2020 includes prepayment fees related to the repayment of two mortgage notes, write offs of the unamortized portion of certain discounts and issuance costs resulting from the early repayment of debt and a loss related to the settlement of a mortgage note receivable in connection with a property we sold in 2016. Loss on early extinguishment of debt for the three and six months ended June 30, 2019 includes write offs of the unamortized portion of certain discounts and issuance costs resulting from the early repayment of debt. (6) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fee expense and property management fee expense, which are included in general and administrative and other operating expenses, respectively. Office Properties Income Trust 11 CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (CONTINUED) STATEMENTS CONDENSED CONSOLIDATED Supplemental Operating and Financial Data, June 30, 2020

DEBT SUMMARY (1) As of June 30, 2020 (dollars in thousands) Coupon Interest Principal Maturity Due at Years to Rate (2) Rate (3) Balance Date Maturity Maturity Unsecured Floating Rate Debt: $750,000 unsecured revolving credit facility (4) (5) 1.209% 1.209% $ 200,000 1/31/2023 $ 200,000 2.6 DEBT SUMMARY Unsecured Fixed Rate Debt: Senior unsecured notes due 2022 4.150% 4.196% 300,000 2/1/2022 300,000 1.6 Senior unsecured notes due 2022 4.000% 4.000% 300,000 7/15/2022 300,000 2.0 Senior unsecured notes due 2024 4.250% 4.404% 350,000 5/15/2024 350,000 3.9 Senior unsecured notes due 2025 4.500% 4.770% 400,000 2/1/2025 400,000 4.6 Senior unsecured notes due 2046 5.875% 5.875% 310,000 5/1/2046 310,000 25.9 Senior unsecured notes due 2050(6) 6.375% 6.375% 150,000 6/23/2050 150,000 30.0 Subtotal / weighted average 4.702% 4.799% 1,810,000 1,810,000 9.3 Secured Fixed Rate Debt: Mortgage debt - One property in Philadelphia, PA 2.173% 4.220% 39,698 8/3/2020 39,635 0.1 Mortgage debt - One property in Lakewood, CO 8.150% 6.150% 1,030 3/1/2021 118 0.7 Mortgage debt - One property in Washington, DC 4.220% 4.190% 26,167 7/1/2022 24,668 2.0 Mortgage debt - Three properties in Seattle, WA 3.550% 4.210% 71,000 5/1/2023 71,000 2.8 Mortgage debt - One property in Chicago, IL 3.700% 4.210% 50,000 6/1/2023 50,000 2.9 Mortgage debt - One property in Washington, DC 4.800% 4.190% 23,901 6/1/2023 22,584 2.9 Subtotal / weighted average 3.573% 4.217% 211,796 208,005 2.2 Total / weighted average 4.280% 4.420% $ 2,221,796 $ 2,218,005 8.0 See accompanying notes on the following page. Office Properties Income Trust 12 Supplemental Operating and Financial Data, June 30, 2020

DEBT MATURITY SCHEDULE (1) As of June 30, 2020 (dollars in thousands) Unsecured Unsecured Secured Fixed Year Floating Rate Debt Fixed Rate Debt Rate Debt Total 2020 $ — $ — $ 40,953 $ 40,953 2021 — — 1,541 1,541 2022 — 600,000 25,518 625,518 2023 200,000 (7) — 143,784 343,784 2024 — 350,000 — 350,000 2025 — 400,000 — 400,000 2026 and thereafter — 460,000(6) — 460,000 Total principal balance 200,000 1,810,000 211,796 2,221,796 DEBT MATURITY SCHEDULE DEBT MATURITY Unamortized debt premiums, discounts and issuance costs — (43,613) (1,257) (44,870) Total debt, net $ 200,000 $ 1,766,387 $ 210,539 $ 2,176,926 Percent of total principal balance 9.0% 81.5% 9.5% 100.0% (1) Excludes two mortgage notes with an aggregate principal balance of $82,000 which are secured by three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for additional information regarding these joint ventures and related mortgage notes. (2) Reflects the interest rate stated in, or determined pursuant to, the contract terms. (3) Includes the effect of mark to market accounting for certain mortgages and discounts on senior unsecured notes. Excludes the effect of debt issuance costs amortization. (4) We are required to pay interest on borrowings under our revolving credit facility at a rate of LIBOR plus a premium of 110 basis points per annum. We also pay a facility fee of 25 basis points per annum on the total amount of lending commitments under our revolving credit facility. Both the interest rate premium and facility fee are subject to adjustment based upon changes to our credit ratings. The interest rate listed is as of June 30, 2020 and excludes the 25 basis point facility fee. Subject to the payment of an extension fee and meeting certain other conditions, we may extend the maturity date of our revolving credit facility for two additional six month periods. (5) The maximum aggregate borrowing availability under the credit agreement governing our revolving credit facility may be increased to up to $1,950,000 in certain circumstances. (6) In July 2020, we issued an additional $12,000 of these senior unsecured notes in connection with the underwriters' partial exercise of their option to purchase additional notes. (7) Represents the amount, if any, outstanding under our revolving credit facility at June 30, 2020. Office Properties Income Trust 13 Supplemental Operating and Financial Data, June 30, 2020

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS As of and for the Three Months Ended 6/30/2020 3/31/2020 12/31/2019 9/30/2019 6/30/2019 Leverage Ratios: Net debt (1) / total gross assets 49.9% 50.2% 50.0% 54.2% 56.8% Net debt (1) / gross book value of real estate assets 46.4% 47.1% 48.9% 53.0% 57.0% Secured debt (1) / total assets 5.3% 6.1% 7.8% 7.5% 6.8% Variable rate debt (1) / net debt (1) 9.1% 15.7% 0.0% 8.2% 8.0% Coverage Ratios: Adjusted EBITDAre / interest expense 3.7x 3.5x 3.2x 3.2x 3.3x Net debt (1) / annualized Adjusted EBITDAre 5.9x 5.9x 5.9x 6.2x 6.8x Public Debt Covenants: Total debt (1) / adjusted total assets (maximum 60.0%) 46.3% 47.1% 48.7% 51.2% 54.1% Secured debt (1) / adjusted total assets (maximum 40.0%) 4.4% 5.1% 6.7% 6.4% 6.0% Consolidated income available for debt service / debt service (minimum 1.50x) 3.7x 3.8x 3.5x 3.4x 3.5x Total unencumbered assets / unsecured debt (1) (minimum 150.0%) 215.8% 208.1% 203.0% 192.4% 181.2% (1) Debt amounts represent the outstanding principal balance as of the date reported. Total debt excludes two mortgage notes with an aggregate principal balance of $82,000 which are secured by three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for more information regarding these joint ventures and related mortgage notes. Office Properties Income Trust LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS COVERAGE RATIOS LEVERAGE RATIOS, 14 Supplemental Operating and Financial Data, June 30, 2020

CAPITAL EXPENDITURES SUMMARY (dollars and sq. ft. in thousands, except per sq. ft. data) For the Three Months Ended (1) 6/30/2020 3/31/2020 12/31/2019 9/30/2019 6/30/2019 Tenant improvements $ 7,764 $ 2,967 $ 4,806 $ 8,749 $ 7,123 Leasing costs 4,157 4,146 5,545 7,139 6,760 Building improvements 10,005 9,230 10,578 11,180 7,317 Recurring capital expenditures 21,926 16,343 20,929 27,068 21,200 Development, redevelopment and other activities 2,578 3,161 3,489 1,206 959 Total capital expenditures $ 24,504 $ 19,504 $ 24,418 $ 28,274 $ 22,159 Average rentable sq. ft. during period (2) 24,908 25,316 26,508 28,300 29,722 Building improvements per average sq. ft. during period $ 0.40 $ 0.36 $ 0.40 $ 0.40 $ 0.25 CAPITAL EXPENDITURES SUMMARY CAPITAL (1) Excludes capital expenditures related to three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for more information regarding these joint ventures. (2) Rentable square footage is subject to changes when space is remeasured or reconfigured for tenants. Office Properties Income Trust 15 Supplemental Operating and Financial Data, June 30, 2020

PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE JANUARY 1, 2020 (dollars and sq. ft. in thousands) ACQUISITIONS: On February 21, 2020, we acquired a property adjacent to a property we own in Boston, MA for a purchase price of $11,500, excluding acquisition related costs. DISPOSITIONS: Date Number of Gross Sold Location Properties Sq. Ft. Sales Price 1/8/2020 Stafford, VA 2 65 $ 14,063 1/24/2020 Windsor, CT 1 97 7,000 2/28/2020 Lincolnshire, IL 1 223 12,000 3/11/2020 Trenton, NJ 1 267 30,100 3/19/2020 Fairfax, VA 1 83 22,200 Total 6 735 $ 85,363 Office Properties Income Trust 16 PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE JANUARY 1, 2020 SINCE JANUARY AND DISPOSITIONS INFORMATION ACQUISITIONS PROPERTY Supplemental Operating and Financial Data, June 30, 2020

INVESTMENTS IN UNCONSOLIDATED JOINT VENTURES (dollars in thousands) Unconsolidated Joint Ventures: Weighted Average OPI OPI Investment at Number of Square Occupancy at Lease Term at June Joint Venture Ownership June 30, 2020 Properties Location Feet June 30, 2020 30, 2020 (1) Prosperity Metro Plaza 51% $ 22,304 2 Fairfax, VA 328,655 83.1% 3.7 years 1750 H Street, NW 50% 16,763 1 Washington, D.C. 115,411 98.1% 0.8 years Total / Weighted Average $ 39,067 3 444,066 87.0% 2.5 years Outstanding Unconsolidated Debt: Principal OPI Share of OPI Interest Maturity Balance at June Annualized Principal Balance (4) Joint Venture Ownership Rate (2) Date 30, 2020 (3) Debt Service Balance at Maturity (3) at June 30, 2020 Prosperity Metro Plaza (5) 51% 4.090% 12/1/2029 $ 50,000 $ 2,045 $ 45,246 $ 25,500 1750 H Street, NW 50% 3.690% 8/1/2024 32,000 1,181 32,000 16,000 Total / Weighted Average 3.934% $ 82,000 $ 3,226 $ 77,246 $ 41,500 Results of Operations - Unconsolidated Joint Ventures: (6) For the Three Months Ended June 30, 2020 For the Six Months Ended June 30, 2020 Prosperity 1750 H Prosperity 1750 H Metro Plaza Street, NW Total Metro Plaza Street, NW Total Equity in earnings (losses) of affiliates $ 1 $ (261) $ (260) $ (26) $ (510) $ (536) Depreciation and amortization 581 656 1,237 1,162 1,316 2,478 Other expenses, net (7) 258 168 426 506 334 840 NOI (8) 840 563 1,403 1,642 1,140 2,782 Lease value amortization included in rental income (9) (1) 34 33 (2) 68 66 Non-cash straight line rent adjustments included in rental income (9) (1) 14 13 (3) 24 21 Cash Basis NOI (8) $ 838 $ 611 $ 1,449 $ 1,637 $ 1,232 $ 2,869 Distributions received by OPI $ 102 $ — $ 102 $ 153 $ — $ 153 (1) Lease term is weighted based on annualized rental income. Annualized rental income is calculated using the annualized contractual base rents from the unconsolidated joint ventures' tenants pursuant to the lease agreements as of June 30, 2020, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to the joint ventures by their tenants, and excluding lease value amortization. (2) Includes the effect of interest rate protection and mark to market accounting. INVESTMENTS IN UNCONSOLIDATED JOINT VENTURES INVESTMENTS IN UNCONSOLIDATED (3) Reflects the entire balance of the debt secured by the properties and is not adjusted to reflect the part of the joint venture arrangement interests we do not own. (4) Reflects our proportionate share of the principal debt balances based on our ownership percentage of the applicable joint venture; none of the debt is recourse to us. (5) The mortgage loan requires interest-only payments through December 2024, at which time the loan requires principal and interest payments through its maturity date. (6) Reflects our proportionate share of operating results for the three and six months ended June 30, 2020 based on our ownership percentage of the respective joint ventures. (7) Includes interest expense, net of other income. (8) We calculate NOI and Cash Basis NOI for our unconsolidated joint ventures in the same manner that we calculate Property NOI and Property Cash Basis NOI. (9) Our unconsolidated joint ventures report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to the unconsolidated joint ventures by their tenants, as well as the net effect of non- cash amortization of intangible lease assets and liabilities. Office Properties Income Trust 17 Supplemental Operating and Financial Data, June 30, 2020

CALCULATION AND RECONCILIATION OF PROPERTY NOI AND PROPERTY CASH BASIS NOI (1) (dollars in thousands) For the Three Months Ended For the Six Months Ended 6/30/2020 3/31/2020 12/31/2019 9/30/2019 6/30/2019 6/30/2020 6/30/2019 Calculation of Property NOI and Property Cash Basis NOI: Rental income $ 145,603 $ 149,885 $ 160,184 $ 167,411 $ 176,032 $ 295,488 $ 350,809 Property operating expenses (46,769) (49,699) (57,026) (58,718) (55,309) (96,468) (113,218) Property NOI 98,834 100,186 103,158 108,693 120,723 199,020 237,591 Non-cash straight line rent adjustments included in rental income (3,468) (5,583) (8,142) (6,904) (5,667) (9,051) (12,461) Lease value amortization included in rental income 1,405 1,432 82 35 1,446 2,837 2,593 Lease termination fees included in rental income (3) (3) (2) (22) (8,867) (6) (9,161) Non-cash amortization included in property operating expenses (2) (121) (121) (121) (121) (121) (242) (242) Property Cash Basis NOI $ 96,647 $ 95,911 $ 94,975 $ 101,681 $ 107,514 $ 192,558 $ 218,320 Reconciliation of Net Income (Loss) to Property NOI and Property Cash Basis NOI: Net income (loss) $ 1,299 $ 10,840 $ 65,029 $ (3,939) $ (64,774) $ 12,139 $ (30,755) Equity in net losses of investees 260 276 686 196 142 536 377 Income tax expense (benefit) 235 39 269 156 (130) 274 353 Income (loss) before income tax expense (benefit) and equity in net losses of investees 1,794 11,155 65,984 (3,587) (64,762) 12,949 (30,025) Loss on early extinguishment of debt 557 3,282 — 284 71 3,839 485 Interest expense 25,205 27,159 30,032 32,367 35,348 52,364 72,481 Interest and other income (30) (706) (198) (358) (241) (736) (489) Loss on equity securities — — — — 66,135 — 44,007 Dividend income — — — — (980) — (1,960) (Gain) loss on sale of real estate (66) (10,756) (71,593) (11,463) 17 (10,822) (22,075) General and administrative 7,204 7,109 7,271 7,990 8,744 14,313 17,467 Acquisition and transaction related costs — — — — 98 — 682 Loss on impairment of real estate — — 8,150 8,521 2,380 — 5,584 Depreciation and amortization 64,170 62,943 63,512 74,939 73,913 127,113 151,434 Property NOI 98,834 100,186 103,158 108,693 120,723 199,020 237,591 Non-cash amortization included in property operating expenses (2) (121) (121) (121) (121) (121) (242) (242) Lease termination fees included in rental income (3) (3) (2) (22) (8,867) (6) (9,161) Lease value amortization included in rental income 1,405 1,432 82 35 1,446 2,837 2,593 Non-cash straight line rent adjustments included in rental income (3,468) (5,583) (8,142) (6,904) (5,667) (9,051) (12,461) Property Cash Basis NOI $ 96,647 $ 95,911 $ 94,975 $ 101,681 $ 107,514 $ 192,558 $ 218,320 (1) Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for more information regarding these joint ventures. (2) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in property operating expenses. Office Properties Income Trust CALCULATION AND RECONCILIATION OF PROPERTY NOI AND PROPERTY CASH BASIS NOI AND PROPERTY NOI OF PROPERTY AND RECONCILIATION CALCULATION 18 Supplemental Operating and Financial Data, June 30, 2020

RECONCILIATION AND CALCULATION OF SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI (1) (dollars in thousands) For the Three Months Ended For the Six Months Ended CASH BASIS NOI 6/30/2020 6/30/2019 6/30/2020 6/30/2019 Reconciliation of Property NOI to Same Property NOI: Rental income $ 145,603 $ 176,032 $ 295,488 $ 350,809 Property operating expenses (46,769) (55,309) (96,468) (113,218) Property NOI 98,834 120,723 199,020 237,591 Less: NOI of properties not included in same property results 552 (21,003) (268) (38,403) Same Property NOI $ 99,386 $ 99,720 $ 198,752 $ 199,188 Calculation of Same Property Cash Basis NOI: Same Property NOI $ 99,386 $ 99,720 $ 198,752 $ 199,188 Add: Lease value amortization included in rental income 1,405 1,559 2,837 2,813 Less: Non-cash straight line rent adjustments included in rental income (3,470) (5,124) (8,999) (11,405) Lease termination fees included in rental income (3) (1,225) (6) (1,519) Non-cash amortization included in property operating expenses (2) (117) (97) (234) (193) Same Property Cash Basis NOI $ 97,201 $ 94,833 $ 192,350 $ 188,884 (1) Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for more information regarding these joint ventures. (2) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in other operating expenses. RECONCILIATION AND CALCULATION OF SAME PROPERTY NOI AND SAME PROPERTY NOI OF SAME PROPERTY AND CALCULATION RECONCILIATION Office Properties Income Trust 19 Supplemental Operating and Financial Data, June 30, 2020

re CALCULATION OF EBITDA, EBITDAre AND ADJUSTED EBITDAre (dollars in thousands) For the Three Months Ended For the Six Months Ended 6/30/2020 3/31/2020 12/31/2019 9/30/2019 6/30/2019 6/30/2020 6/30/2019 Net income (loss) $ 1,299 $ 10,840 $ 65,029 $ (3,939) $ (64,774) $ 12,139 $ (30,755) Add (less): Interest expense 25,205 27,159 30,032 32,367 35,348 52,364 72,481 Income tax expense (benefit) 235 39 269 156 (130) 274 353 Depreciation and amortization 64,170 62,943 63,512 74,939 73,913 127,113 151,434 EBITDA 90,909 100,981 158,842 103,523 44,357 191,890 193,513 Add (less): Loss on impairment of real estate — — 8,150 8,521 2,380 — 5,584 (Gain) loss on sale of real estate (66) (10,756) (71,593) (11,463) 17 (10,822) (22,075) AND ADJUSTED EBITDA AND Distributions received from unconsolidated joint ventures 102 51 397 852 600 153 1,121 re Equity in losses of unconsolidated joint ventures 260 276 350 280 272 536 911 EBITDAre 91,205 90,552 96,146 101,713 47,626 181,757 179,054 Add (less): Acquisition and transaction related costs (1) — — — — 98 — 682 General and administrative expense paid in common shares (2) 1,121 379 367 889 967 1,500 1,831 Loss on early extinguishment of debt 557 3,282 — 284 71 3,839 485 Loss on equity securities (3) — — — — 66,135 — 44,007 Adjusted EBITDAre $ 92,883 $ 94,213 $ 96,513 $ 102,886 $ 114,897 $ 187,096 $ 226,059 (1) Acquisition and transaction related costs represent post-merger activity costs incurred in connection with the Merger and other related transactions. (2) Amounts represent equity based compensation to our Trustees, our officers and certain other employees of RMR LLC. (3) Loss on equity securities represents the adjustment required to adjust the carrying value of our former investment in RMR Inc. common stock to its fair value as of the end of the period. On July 1, 2019, we sold our investment in RMR Inc. common stock. CALCULATION OF EBITDA, EBITDA CALCULATION Office Properties Income Trust 20 Supplemental Operating and Financial Data, June 30, 2020

CALCULATION OF FFO, NORMALIZED FFO AND CAD (amounts in thousands, except per share data) For the Three Months Ended For the Six Months Ended 6/30/2020 3/31/2020 12/31/2019 9/30/2019 6/30/2019 6/30/2020 6/30/2019 Net income (loss) $ 1,299 $ 10,840 $ 65,029 $ (3,939) $ (64,774) $ 12,139 $ (30,755) Add (less): Depreciation and amortization: Consolidated properties 64,170 62,943 63,512 74,939 73,913 127,113 151,434 Unconsolidated joint venture properties 1,237 1,241 1,345 1,397 1,410 2,478 3,161 Loss on impairment of real estate — — 8,150 8,521 2,380 — 5,584 (Gain) loss on sale of real estate (66) (10,756) (71,593) (11,463) 17 (10,822) (22,075) Loss on equity securities (1) — — — — 66,135 — 44,007 FFO 66,640 64,268 66,443 69,455 79,081 130,908 151,356 Add (less): Acquisition and transaction related costs (2) — — — — 98 — 682 Loss on early extinguishment of debt 557 3,282 — 284 71 3,839 485 Normalized FFO 67,197 67,550 66,443 69,739 79,250 134,747 152,523 Add (less): Non-cash expenses (3) 808 79 76 611 695 887 1,287 OF FFO, NORMALIZED FFO AND CAD OF FFO, NORMALIZED FFO Distributions from unconsolidated joint ventures 102 51 397 852 600 153 1,121 Depreciation and amortization - unconsolidated joint ventures (1,237) (1,241) (1,345) (1,397) (1,410) (2,478) (3,161) Equity in net losses of investees 260 276 686 196 142 536 377 Loss on early extinguishment of debt settled in cash — (1,138) — — — (1,138) — Non-cash straight line rent adjustments included in rental income (3,468) (5,583) (8,142) (6,904) (5,667) (9,051) (12,461) Lease value amortization included in rental income 1,405 1,432 82 35 1,446 2,837 2,593 Net amortization of debt premiums, discounts and issuance costs 2,402 2,283 2,476 2,560 2,863 4,685 5,704 Recurring capital expenditures (21,926) (16,343) (20,929) (27,068) (21,200) (38,269) (37,745) CAD $ 45,543 $ 47,366 $ 39,744 $ 38,624 $ 56,719 $ 92,909 $ 110,238 CALCULATION Weighted average common shares outstanding (basic and diluted) 48,106 48,095 48,094 48,073 48,049 48,101 48,040 Per common share amounts (basic and diluted): Net income (loss) $ 0.03 $ 0.23 $ 1.35 $ (0.08) $ (1.35) $ 0.25 $ (0.64) FFO $ 1.39 $ 1.34 $ 1.38 $ 1.44 $ 1.65 $ 2.72 $ 3.15 Normalized FFO $ 1.40 $ 1.40 $ 1.38 $ 1.45 $ 1.65 $ 2.80 $ 3.17 CAD $ 0.95 $ 0.98 $ 0.83 $ 0.80 $ 1.18 $ 1.93 $ 2.29 (1) Loss on equity securities represents the adjustment required to adjust the carrying value of our former investment in RMR Inc. common stock to its fair value as of the end of the period. On July 1, 2019, we sold our investment in RMR Inc. common stock. (2) Acquisition and transaction related costs represent post-merger activity costs incurred in connection with the Merger and other related transactions. (3) Non-cash expenses include equity based compensation, adjustments recorded to capitalize interest expense and amortization of the liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fee expense and property management fee expense, which are included in general and administrative and other operating expenses, respectively. Office Properties Income Trust 21 Supplemental Operating and Financial Data, June 30, 2020

PORTFOLIO INFORMATION Primary Tenant: U.S. Government Intech Park,Office Indianapolis, Properties IncomeIN Trust Three Buildings,Supplemental Square Operating Feet: 433,924 and Financial Data, June 30, 2020

SUMMARY SAME PROPERTY RESULTS (dollars and sq. ft. in thousands) For the Three Months Ended For the Six Months Ended 6/30/2020 6/30/2019 6/30/2020 6/30/2019 Properties (end of period) (1) 182 182 182 182 Total sq. ft. (2) 24,622 24,711 24,622 24,711 Percent leased 92.8% 93.4% 92.8% 93.4% Rental income $ 145,935 $ 147,567 $ 293,446 $ 296,162 Same Property NOI $ 99,386 $ 99,720 $ 198,752 $ 199,188 Same Property Cash Basis NOI $ 97,201 $ 94,833 $ 192,350 $ 188,884 Same Property NOI % margin 68.1% 67.6% 67.7% 67.3% Same Property Cash Basis NOI % margin 67.6% 66.4% 67.0% 66.0% Same Property NOI % change (0.3%) (0.2%) Same Property Cash Basis NOI % change 2.5% 1.8% SUMMARY SAME PROPERTY RESULTS SAME PROPERTY SUMMARY (1) Includes one leasable land parcel. (2) Subject to changes when space is remeasured or reconfigured for tenants. Office Properties Income Trust 23 Supplemental Operating and Financial Data, June 30, 2020

OCCUPANCY AND LEASING SUMMARY (1) (dollars and sq. ft. in thousands, except per sq. ft. data) As of and for the Three Months Ended 6/30/2020 3/31/2020 12/31/2019 9/30/2019 6/30/2019 Properties (end of period) (2) 184 184 189 200 209 Total sq. ft. (2)(3) 24,909 24,906 25,726 27,290 29,309 Percentage leased (3) 91.7% 91.5% 92.4% 93.3% 91.6% Leasing Activity (sq. ft.): (3) New leases 78 81 41 95 122 Renewals 564 508 738 664 449 Total 642 589 779 759 571 % Change in GAAP Rent: (4) New leases 23.5% 10.0% 1.2% 3.7% (11.1%) Renewals 1.0% 3.6% 0.3% 5.2% (3.9%) Total 3.9% 4.1% 0.4% 5.0% (5.3%) Weighted Average Lease Term by Sq. Ft. (years): New leases 12.8 10.8 5.6 9.2 8.0 Renewals 5.1 3.8 7.2 13.2 6.4 Total 6.1 4.8 7.1 12.7 6.7 Leasing Cost and Concession Commitments: (5) New leases $ 8,158 $ 6,160 $ 2,171 $ 8,275 $ 8,709 OCCUPANCY AND LEASING SUMMARY AND LEASING SUMMARY OCCUPANCY Renewals 8,371 6,770 13,622 9,292 6,668 Total $ 16,529 $ 12,930 $ 15,793 $ 17,567 $ 15,377 Leasing Cost and Concession Commitments per Sq. Ft.: (5) New leases $ 104.83 $ 75.98 $ 53.34 $ 87.46 $ 71.66 Renewals $ 14.85 $ 13.32 $ 18.45 $ 13.98 $ 14.84 Total $ 25.76 $ 21.94 $ 20.28 $ 23.14 $ 26.94 Leasing Cost and Concession Commitments per Sq. Ft. per Year: (5) New leases $ 8.16 $ 7.04 $ 9.55 $ 9.52 $ 8.92 Renewals $ 2.90 $ 3.49 $ 2.57 $ 1.06 $ 2.34 Total $ 4.25 $ 4.60 $ 2.86 $ 1.82 $ 4.01 (1) Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for more information regarding these joint ventures. (2) Includes one leasable land parcel. (3) Rentable square footage is subject to changes when space is remeasured or reconfigured for tenants. (4) Percent difference in prior rents charged for same space or, in the case of space acquired vacant, market rental rates for similar space in the building at the date of acquisition. Rents include estimated recurring expense reimbursements paid to us, exclude lease value amortization and are net of lease concessions. (5) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. The above leasing summary is based on leases entered during the periods indicated. Office Properties Income Trust 24 Supplemental Operating and Financial Data, June 30, 2020

TENANT DIVERSITY AND CREDIT CHARACTERISTICS As of June 30, 2020 Percentage of Total Annualized Rental Income Tenant Industry Tenant Credit Characteristics (1) Retail: 1.1% Manufacturing & Real Estate & Transportation: 7.9% Financial: 11.7% Energy Services: 1.0% (4) Food: 2.1% (3) Other: 0.6% Not Rated: 24.5% Legal & (2) Government: 38.8% Consulting: 15.2% Non-Investment Investment Grade: Grade: 12.7% 62.8% Education and Social Services: Technology & 1.3% Communications: 18.0% TENANT DIVERSITY AND CREDIT CHARACTERISTICS TENANT DIVERSITY Life Sciences and Medical: 2.3% (1) We consider investment grade tenants to include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and/or (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 53.1% of annualized rental income were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 9.7% of annualized rental income were subsidiaries of an investment grade rated parent (although these parent entities are not liable for the payment of rents). (2) Includes the U.S. Government, state governments, municipalities and government contractors. Office Properties Income Trust 25 Supplemental Operating and Financial Data, June 30, 2020

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME As of June 30, 2020 (dollars in thousands) Annualized % of Total Annualized Tenant Credit Rating (1) Rental Income Rental Income 1 U.S. Government Investment Grade $ 146,308 25.2% 2 Shook, Hardy & Bacon L.L.P. Not Rated 19,199 3.3% 3 State of California Investment Grade 19,144 3.3% 4 Bank of America Corporation Investment Grade 16,520 2.8% 5 WestRock Company Investment Grade 12,864 2.2% 6 F5 Networks, Inc. Not Rated 12,777 2.2% 7 CareFirst Inc. Non Investment Grade 11,684 2.0% 8 Northrop Grumman Corporation Investment Grade 11,320 2.0% 9 Tyson Foods, Inc. Investment Grade 11,011 1.9% 10 Commonwealth of Massachusetts Investment Grade 9,769 1.7% 11 Micro Focus International plc Non Investment Grade 8,710 1.5% 12 CommScope Holding Company Inc. Non Investment Grade 8,097 1.4% 13 Technicolor SA Non Investment Grade 7,856 1.4% 14 State of Georgia Investment Grade 7,173 1.2% 15 PNC Bank Investment Grade 6,902 1.2% 16 ServiceNow, Inc. Not Rated 6,481 1.1% 17 Allstate Insurance Co. Investment Grade 6,473 1.1% 18 Compass Group plc Investment Grade 6,399 1.1% 19 Automatic Data Processing, Inc. Investment Grade 6,047 1.0% 20 Church & Dwight Co., Inc. Investment Grade 6,019 1.0% 21 Tailored Brands, Inc. Non Investment Grade 5,898 1.0% $ 346,651 59.6% (1) We consider investment grade tenants to include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 53.1% of annualized rental income were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 9.7% of annualized rental income were subsidiaries of an investment grade rated parent (although these parent entities were not liable for the payment of rents). Office Properties Income Trust 26 TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME ANNUALIZED RENTAL TENANTS REPRESENTING 1% OR MORE OF TOTAL Supplemental Operating and Financial Data, June 30, 2020

LEASE EXPIRATION SCHEDULE (1) As of June 30, 2020 (dollars and sq. ft. in thousands) % of Total Cumulative % of Cumulative % of Leased Total Leased % of Total Total Annualized Number of Leased Square Square Feet Square Feet Annualized Rental Annualized Rental Rental Income Year (2) Leases Expiring Feet Expiring Expiring Expiring Income Expiring Income Expiring Expiring 2020 46 707 3.1% 3.1% $ 17,436 3.0% 3.0% 2021 55 1,998 8.7% 11.8% 57,408 9.9% 12.9% 2022 77 1,986 8.7% 20.5% 55,597 9.6% 22.5% 2023 65 2,710 11.9% 32.4% 73,280 12.6% 35.1% 2024 57 3,869 16.9% 49.3% 101,042 17.4% 52.5% 2025 51 2,026 8.9% 58.2% 43,530 7.5% 60.0% 2026 28 1,699 7.4% 65.6% 45,446 7.8% 67.8% 2027 30 2,026 8.9% 74.5% 51,481 8.9% 76.7% LEASE EXPIRATION SCHEDULE LEASE EXPIRATION 2028 13 872 3.8% 78.3% 25,582 4.4% 81.1% 2029 and thereafter 51 4,946 21.7% 100.0% 109,427 18.9% 100.0% Total 473 22,839 100.0% $ 580,229 100.0% Weighted average remaining lease term (in years) 5.8 5.5 (1) Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for more information regarding these joint ventures. (2) The year of lease expiration is pursuant to current contract terms. Some of our government tenants have the right to vacate their space before the stated expirations of their leases. In addition, certain of our government tenants have the right to terminate their leases if their respective legislature or other funding authority does not appropriate rent in their respective annual budgets. Office Properties Income Trust 27 Supplemental Operating and Financial Data, June 30, 2020

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS Non-GAAP Financial Measures We present certain “non-GAAP financial measures” within the meaning of applicable rules of the SEC, including Property NOI, Property Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, EBITDA, EBITDAre, Adjusted EBITDAre, FFO, Normalized FFO and CAD. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of Property NOI, Property Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. Property NOI and Property Cash Basis NOI The calculations of Property net operating income, or NOI, and Property Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate Property NOI and Property Cash Basis NOI as shown on page 18 and Same Property NOI and Same Property Cash Basis NOI as shown on page 19. We define Property NOI as income from our rental of real estate less our property operating expenses. Property NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Property Cash Basis NOI as Property NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. We calculate Same Property NOI and Same Property Cash Basis NOI in the same manner that we calculate the corresponding Property NOI and Property Cash Basis NOI amounts, except that we only include same properties in calculating Same Property NOI and Same Property Cash Basis NOI. We use Property NOI, Property Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate Property NOI, Property Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 20. EBITDAre is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets and adjustments to reflect our share of EBITDAre of our unconsolidated joint ventures. In calculating Adjusted EBITDAre, we adjust for the items shown on page 20 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO We calculate funds from operations, or FFO, and Normalized FFO as shown on page 21. FFO is calculated on the basis defined by Nareit, which is net income (loss), calculated in accordance with GAAP, plus real estate depreciation and amortization of consolidated properties and our proportionate share of the real estate depreciation and amortization of unconsolidated joint venture properties, but excluding impairment charges on real estate assets, any gain or loss on sale of real estate and equity securities, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO, we adjust for the other items shown on page 21 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS AND CERTAIN MEASURES FINANCIAL NON-GAAP estate companies and REITs may calculate FFO and Normalized FFO differently than we do. Cash Available for Distribution (CAD) We calculate cash available for distribution, or CAD, as shown on page 21. We define CAD as Normalized FFO minus recurring real estate related capital expenditures and other non-cash and non-recurring items. CAD is among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other real estate companies and REITs may calculate CAD differently than we do. Office Properties Income Trust 28 Supplemental Operating and Financial Data, June 30, 2020

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS (CONTINUED) Adjusted total assets and total unencumbered assets include the original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and exclude depreciation and amortization, accounts receivable and intangible assets. Annualized dividend yield is the annualized dividend per share paid during the period divided by the closing price of our common shares at the end of the period. Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of June 30, 2020, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization. Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, unrealized gains or losses on equity securities, gains and losses on early extinguishment of debt, gains and losses on sales of properties and equity in earnings of unconsolidated joint ventures and including distributions from our unconsolidated joint ventures, if any, determined together with debt service for the period presented. Development, redevelopment and other activities generally include capital expenditure projects that reposition a property or result in new sources of revenue. GAAP is U.S. generally accepted accounting principles. Gross book value of real estate assets is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross sales price is equal to the gross contract price, includes purchase price adjustments, if any, and excludes closing costs. Leased square feet is pursuant to leases existing as of June 30, 2020, and includes (i) space being fitted out for tenant occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements. Net debt is total debt less cash. Percent leased includes (i) space being fitted out for occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date. Rolling four quarter CAD represents CAD for the preceding twelve month period as of the respective quarter end date. Same properties for the three months ended June 30, 2020 is based on properties we owned continuously since April 1, 2019; excludes properties classified as held for sale and properties undergoing significant redevelopment, if any, and three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. Same properties for the six months ended June 30, 2020 is based on properties we owned continuously since January 1, 2019; excludes properties classified as held for sale and properties undergoing significant redevelopment, if any, and three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. Same property cash basis NOI margin is Same Property Cash Basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straightline rent adjustments, the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. Same property NOI margin is Same Property NOI as a percentage of rental income. Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space. Total gross assets is total assets plus accumulated depreciation. NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS (CONTINUED) AND CERTAIN MEASURES FINANCIAL NON-GAAP Office Properties Income Trust 29 Supplemental Operating and Financial Data, June 30, 2020

WARNING CONCERNING FORWARD-LOOKING STATEMENTS This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD-LOOKING STATEMENTS CONCERNING FORWARD-LOOKING WARNING Office Properties Income Trust 30 Supplemental Operating and Financial Data, June 30, 2020